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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              dj Orthopedics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


              Delaware                                   33-0978270
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(State of Incorporation or Organization)   (I.R.S. Employer Identification No.)


  2985 Scott Street, Vista, California                      92083
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(Address of Principal Executive Offices)                  (Zip Code)

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
If this form relates to the registration of a class of          If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange            securities pursuant to Section 12(g) of the Exchange Act and
Act and is effective pursuant to General Instruction            is effective pursuant to General Instruction A.(d),
please A.(c), please check the following box. /X/               check the following box. / /

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Securities Act registration statement file number to which this form relates:
333-68358

Securities to be registered pursuant to Section 12(b) of the Act:

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

            Title of Each Class                   Name of Each Exchange on Which
            to be so Registered                   Each Class is to be Registered
            -------------------                   ------------------------------
Common Stock, $0.01 par value per share           New York Stock Exchange, Inc.

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Securities to be registered pursuant to Section 12(g) of the Act:


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                                (Title of Class)


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                                (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $0.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-68358), as amended from time to time, is incorporated herein by reference.


ITEM 2.  EXHIBITS.

     The following exhibits are filed herewith (or incorporated by reference as indicated below):



1. Amended and Restated Certificate of Incorporation of the Registrant incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

2.       Amended Bylaws of the Registrant incorporated by reference to Exhibit
         3.2 to the Company's Registration Statement on Form S-1.

3. Certificate for Common Stock incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1.


                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

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
                                                                              dj Orthopedics, Inc.
                                                         ------------------------------------------------------------------
                                                                                 (Registrant)


  Date             October 26, 2001                      By                  /s/ Cyril Talbot, III
           ----------------------------------               ---------------------------------------------------------------
                                                                       Cyril Talbot, III, Senior Vice President-Finance,
                                                                             Chief Financial Officer and Secretary


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